UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 29, 2009

Pharmasset, Inc.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-33428	98-0406340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

303-A College Road East Princeton, New Jersey	08540
(Address of Principal Executive Offices)	(Zip Code)

(609) 613-4100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 29, 2009, Pharmasset, Inc. (the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Leerink Swann LLC (the “Placement Agent”) relating to a registered direct public offering to a select group of institutional investors of 4,678,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per Share (the “Offering”). A copy of the Placement Agency Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the material terms of the Placement Agency Agreement is qualified in its entirety by reference to such exhibit.

In connection with the Offering, on January 29, 2009, the Company also entered into a Subscription Agreement with each investor purchasing Shares in the Offering. The investors have agreed to purchase the Shares for a price of $9.73 per Share. A copy of the form of Subscription Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. The description of the material terms of the Subscription Agreement is qualified in its entirety by reference to such exhibit.

The closing of the Offering is expected to take place on or about February 4, 2009, subject to the satisfaction of customary closing conditions.

The Shares are being offered and sold pursuant to a prospectus dated June 26, 2008, a prospectus supplement dated January 29, 2009, a term sheet distributed to prospective investors on January 29, 2009 (and filed separately as a free writing prospectus pursuant to the requirements of Rule 433 of the Securities Act of 1933, as amended), a form of subscription agreement distributed to prospective investors on January 29, 2009, which did not contain the final terms of the Offering, and the Company’s shelf registration statement on Form S-3 (Registration No. 333-151749), which was declared effective on June 26, 2008.

The legal opinion and consent of Pepper Hamilton LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The net proceeds from the sale of the Shares, after deducting the fee of the Placement Agent and other offering expenses, will be approximately $43.5 million. The Placement Agent will receive an aggregate fee of $1,820,420, which represents 4% of the aggregate purchase price for the Shares. The Company’s press release dated January 30, 2009, announcing the agreement to sell the Shares is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are furnished with this report on Form 8-K:

5.1	Opinion of Pepper Hamilton LLP

10.1	Placement Agency Agreement dated January 29, 2009 by and between Pharmasset, Inc. and Leerink Swann LLC

10.2	Form of Subscription Agreement

23.1	Consent of Pepper Hamilton LLP (reference is made to Exhibit 5.1 hereto)

99.1	Press Release of Pharmasset, Inc. dated January 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pharmasset, Inc.

Date: January 29, 2009	By:	/s/ Kurt Leutzinger
Kurt Leutzinger
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
5.1	Opinion of Pepper Hamilton LLP

10.1	Placement Agency Agreement dated January 29, 2009 by and between Pharmasset, Inc. and Leerink Swann LLC

10.2	Form of Subscription Agreement

23.1	Consent of Pepper Hamilton LLP (reference is made to Exhibit 5.1 hereto)

99.1	Press Release of Pharmasset, Inc. dated January 30, 2009